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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549




                                   FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     Date of report (Date of earliest event reported)  September 23, 1994
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                  Foote, Cone & Belding Communications, Inc.
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            (Exact Name of Registrant as Specified in Its Charter)


                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


          I-5029                                         36-1088161
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(Commission File Number)                    (I.R.S. Employer Identification No.)


     101 E. Erie Street, Chicago, IL                      60611-2897
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 (Address of Principal Executive Offices)                 (Zip Code)


                                (312) 751-7000
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             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

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                     INFORMATION TO BE INCLUDED IN REPORT

ITEM 5. OTHER EVENTS

     On September 23, 1994 Foote, Cone & Belding Communications, Inc. and its subsidiary, FCB International, Inc., filed a Notice of Arbitration with the London Court of International Arbitration. The respondents are Publicis S.A. and Publicis Communication, both corporations organized under the laws of France, and Publicis-FCB BV, a Netherlands corporation. FCB contends that one or more of the respondents failed to comply with provisions of alliance agreements dated as of January 1, 1989 among FCB and its subsidiary and the respondents in relation to certain business acquisition transactions.

     The parties have agreed from the outset that disputes not otherwise resolved are to be settled by international arbitration in accordance with the UNCITRAL Arbitration Rules administered by the London Court of International Arbitration in Amsterdam, the Netherlands.

     The Notice seeks remedies (a) as provided in the agreements, (b) available under applicable law, or (c) determined by the Arbitral Tribunal to be necessary or appropriate.

     Publicis Communication owns 19.1% of the Common Stock of FCB. FCB and Publicis S.A. own 26% and 74%, respectively, of the common equity of Publicis Communication. FCB and Publicis Communication own 49% and 51%, respectively, of the common equity of Publicis-FCB BV. Bruce Mason, Chairman and Chief Executive Officer of FCB, is a director of Publicis Communication. Maurice Levy, a director of FCB, is Chairman and Chief Executive Officer of Publicis Communication and President of Publicis S.A.

     FCB does not believe that its financial position or results of operations will be materially adversely affected by the outcome of these proceedings. FCB believes the pendency of the proceedings should not materially adversely affect the operations of Publicis-FCB BV joint venture.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      FOOTE, CONE & BELDING COMMUNICATIONS, INC.

Date September 23, 1994            By   /S/  John J. Rezich
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                                        John J. Rezich, Controller
                                        (Chief Accounting Officer)












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